SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2026
Notes and other explanatory information [abstract]
SUBSEQUENT EVENTS

29 SUBSEQUENT EVENTS

In accordance with IAS 10 “Events after the Reporting Period”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred after the balance sheet date, up through the date the Company issued the financial statements.

On April 13, 2026, the Company held an extraordinary general meeting where shareholders approved an ordinary resolution to execute an eight-for-one (8-for-1) share consolidation of the Company’s issued and unissued ordinary and preferred shares. As a result of the share consolidation, the par value of the ordinary shares was adjusted from US$0.00005 per existing ordinary share to US$0.0004 per consolidated ordinary share, effective from April 28, 2026. The consolidated shares rank pari passu in all respects with one another, maintaining the same relative rights and restrictions as originally established. No fractional consolidated shares were issued; instead, any fractional entitlements resulting from the consolidation were rounded up to the next whole share.

On July 20, 2026, Diginex signed Securities Purchase Agreements, with unrelated parties, to raise $20 million in exchange for the issuance of 20 million ordinary shares and 20 million warrants that can be exercised at $1 per warrant. One warrant is equal to one ordinary share with a maturity date of 5 years from the date the raise is complete. The investors will complete the subscription in line with agreed payment terms. An introductory fee of $1 million, equivalent to 5% of the total $20 million raise, will be paid, to an unrelated party, in Diginex Ordinary Shares.